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                     W. P. STEWART & CO. GROWTH FUND, INC.

                     SUPPLEMENT DATED OCTOBER 29, 1998 TO
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 7, 1998

  The following information should be added to the Statement of Additional Information under the heading "Management of the Fund." (Capitalized terms have the same meaning as defined in the Prospectus.)

  At the Annual Meeting of Shareholders of the Fund held on October 28, 1998, Shareholders elected three new members to the Fund's Board of Directors to hold office until their successors are duly elected and qualified. Marilyn G. Breslow, President of the Fund, was elected as a Director to replace William
P. Stewart. In addition, the following two individuals were elected as additional members of the Board:

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
                           POSITION HELD WITH        PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS           THE FUND          DURING PAST FIVE (5) YEARS
---------------------      ------------------ ----------------------------------
Thomas R. LeViness (58)..       Director      President of Pell & LeViness, P.C.
90 Park Avenue                                (a law firm).
New York, New York 10016                                                       .
David J. Winkler (42)....       Director       Senior Vice President of American
1211 Sixth Avenue                             Phoenix Corp. (a commercial
New York, New York 10036                      insurance broker).
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